Convertible Notes: (Tables)	6 Months Ended
Jun. 30, 2014
Convertible Notes: (Tables) [Abstract]
Carrying value of notes

Accounting standards require the Company to allocate the convertible notes between their equity and liability component parts based on their respective fair values at the time of issuance. The liability component was computed by discounting the stream of future payments of interest and principal at the prevailing market rate for a similar liability that does not have an associated equity component. The equity portion of the notes was estimated using the residual value method at approximately $5.7 million net of issuance costs. The fair value of the liability component is accreted to the face value of the Notes using the effective interest rate method over the expected life of the Notes, with the resulting charge recorded as interest expense. Extinguishment accounting was used for the Modified Notes resulting in a loss of $0.2 million due to the unamortized discount remaining on the notes prior to the restructuring.

Carrying value of Modified Notes as of December 31, 2013	$22,956,658
Old Notes	1,042,000
Total carrying value of convertible notes as of December 31, 2013	23,998,658
New Notes issued in 2014, net of capitalized fees and expenses	11,315,512
Portion of convertible notes allocated to equity	(5,749,267)
Settlement of Modified Notes	(4,000)
Interest Notes issued	135,293
Loss on 2014 restructuring of notes	161,292
Accretion of convertible notes during 2014	2,317,556
Total carrying value of convertible notes as of June 30, 2014	$32,175,044